UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2022 (May 4, 2022)

VSE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-03676	54-0649263
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6348 Walker Lane
Alexandria,	Virginia	22310
(Address of Principal Executive Offices)		(Zip Code)

(703) 960-4600
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.05 per share	VSEC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
The 2022 Annual Meeting of Stockholders of VSE Corporation (the "Company") was held on May 4, 2022 (the "Annual Meeting"). At the Annual Meeting, four proposals were submitted to the stockholders for approval as set forth in the definitive Proxy Statement filed with the Securities and Exchange Commission on March 21, 2022. As of the record date of March 10, 2022, a total of 12,737,859 shares of common stock of the Company were issued and outstanding and entitled to vote. The holders of record of 10,986,866 shares of the Company's common stock were present in person or by proxy at the Annual Meeting. Such amount represented 86.25% of the shares entitled to vote at such meeting.

Set forth below is a brief description of each matter voted upon at the Annual Meeting and the final voting results with respect to each matter.

Proposal 1: Election of Directors

With respect to the election of nine directors to serve for a one-year term until the Company's 2023 annual meeting of stockholders and until their successors are duly elected and qualified, the final voting results were as follows:

Director	For	Withheld	Broker Non-Votes
John A. Cuomo	10,057,281	159,052	770,533
Edward P. Dolanski	9,970,792	245,541	770,533
Ralph E. Eberhart	10,052,531	163,802	770,533
Mark E. Ferguson III	9,839,134	377,199	770,533
Calvin S. Koonce	9,129,192	1,087,141	770,533
James F. Lafond	9,636,503	579,830	770,533
John E. Potter	9,839,158	377,175	770,533
Jack C. Stultz	7,407,536	2,808,797	770,533
Bonnie K. Wachtel	9,125,116	1,091,217	770,533

Proposal 2: Approval to Amend the Charter to Increase the Number of Authorized Shares of Common Stock

With respect to the vote to approve an amendment to the Company's Restated Certificate of Incorporation, as amended (the "Charter"), to increase the number of authorized shares of common stock from 15,000,000 to 23,000,000, the final voting results were as follows:

For	Against	Abstentions
10,778,278	199,037	9,551
As a result, the proposal to approve the Company's Charter to increase the number of authorized shares of common stock from 15,000,000 to 23,000,000 was approved.

Proposal 3: Ratification of Grant Thornton LLP as Independent Registered Public Accountant

With respect to the vote on the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2022, the final voting results were as follows:

For	Against	Abstentions
10,779,894	198,361	8,611
As a result, the proposal to ratify Grant Thornton LLP as our independent registered public accounting firm was approved.

Proposal 4: Non-Binding Advisory Vote on the Company's Executive Compensation

With respect to the non-binding advisory vote to approve the Company's Executive Compensation, the final voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
8,773,544	1,429,454	13,335	770,533

As a result, the proposal to approve the Company's executive compensation on an advisory basis was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VSE CORPORATION
(Registrant)

Date:	May 6, 2022	By:	/s/ Farinaz S. Tehrani
Farinaz S. Tehrani
Chief Legal Officer and Corporate Secretary